AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
                     AMERITAS LIFE INSURANCE CORP. SEPARATE
                                  ACCOUNT LLVA
                              ("Separate Account")

                                  Supplement to
           Ameritas No-Load Variable Annuity ("NLVA Policy Form 6150")
                          Prospectus Dated May 1, 2006
                        Supplement Dated January 8, 2007

The following revisions are made:

1. EACH PORTFOLIO'S OPERATING EXPENSES the footnote reference (page 6) for Fidelity VIP Growth Total Expenses is changed to "(3)".

2. EACH PORTFOLIO'S OPERATING EXPENSES footnotes (3) and (4) (page 7) are corrected to read as stated below.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the total operating expenses would have been:
                    VIP Contrafund: Initial Class              0.64%
                    VIP Growth: Initial Class                  0.63%
                    VIP Mid Cap: Initial Class                 0.64%
                    VIP Overseas: Initial Class                0.82%

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. These offsets may be discontinued at any time. Including this reduction, the total class operating expenses would have been as follows:
                    VIP Equity-Income: Initial Class           0.55%


All other provisions of your Policy remain as stated in your Policy and prospectus.

                   This Supplement should be retained with the
                   current prospectus for your variable Policy
                     issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-255-9678.